UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 3, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                0-18292                                 54-2152284
        (Commission File Number)            (IRS Employer Identification No.)

     1117 PERIMETER CENTER WEST, SUITE N415               30338
                 ATLANTA, GEORGIA                       (Zip Code)
          (principal executive offices)


                                 (678) 443-2300
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

  On June 5, 2006, Charys Holding Company, Inc. (the "Registrant"), Crochet & Borel Services, Inc., a Texas corporation, and Troy Crochet (the "Seller") closed an agreement whereby the Seller sold to the Registrant 249 shares of Crochet & Borel Services (the "C&B Shares"), free and clear of any and all claims, liens, charges and encumbrances, and (b) on the Second Closing Date, the Seller agreed to sell to the Registrant an additional 251 C&B Shares.

     In consideration of the sale of all of the C&B Shares to the Registrant, the Registrant shall pay to the Seller aggregate consideration in an amount equal to $200,100,000 (the "Base Purchase Price") by delivery of (i) cash (the "Cash Consideration") and (ii) shares ("Stock Consideration") of the Registrant's Common Stock (the "the Registrant Stock"), as more fully set forth of the agreement and subject to adjustment as provided in the agreement.

  Payment of Cash Consideration. (a) On May 3, 2006, the Registrant paid to the Seller Cash Consideration in an amount equal to $1,000,000 (the "Non-Refundable Cash Consideration").

(b) On June 5, 2006, which was the Initial Closing Date, the Registrant delivered to the Seller Cash Consideration in an amount equal to $19,000,000 (the "Initial Closing Cash Consideration"), payable in cash or in the form of a promissory note attached to the agreement as Exhibit A (the "Seller Note").

(c) On the Final Determination Date (as defined in Section 2.04 of the agreement), the Registrant shall deliver to the Seller Cash Consideration in an amount equal to (A) $80,000,000 less (B) the sum of (1) the amount of any dividends paid by Crochet & Borel Services to the Seller from and after April 25, 2006, plus (2) the amount by which the audited net worth of Crochet & Borel Services as of December 31, 2005 set forth on the Final Statement of Net Worth is less than $75,000,000 (such amount being the "Final Determination Date Cash Consideration" and, collectively with the Non-Refundable Cash Consideration and the Initial Closing Cash Consideration, the "Aggregate Cash Consideration").

  Payment of Initial Stock Consideration. (a) On May 3, 2006, the Registrant issued to the Seller Stock Consideration equal to 1,000,000 shares of the Registrant Stock (the "Non-Refundable Stock Consideration").

(b) On the Initial Closing Date, the Registrant delivered to the Seller Stock Consideration equal to 3,000,000 shares of the Registrant Stock (the "Initial Closing Stock Consideration").

(c) On the Second Closing Date (as defined in Section 6.08(a) of the agreement), the Registrant shall issue to the Seller Stock Consideration equal to (i) 4,008,000 shares of the Registrant Stock (the "Second Closing Stock Consideration"), less (ii) the sum of (A) the Stock Holdback (as defined in
Section 2.08 of the agreement), plus (B) that number of shares equal to (1) the dollar value of any liabilities set forth on any disclosure schedule delivered to the Registrant by the Seller after the Initial Closing Date that is not set forth on disclosure schedules delivered by the Seller prior to the Initial Closing Date or reflected on the Interim Financial Statements (as defined in Section 4.07 of the agreement), divided by (2) the Market Price of the Registrant Stock on the Second Closing Date (the "Second Closing Date Market Price"). The Non-Refundable Stock Consideration, the Initial Closing Stock Consideration and the Second Closing Stock Consideration (including the Stock Holdback and any shares of the Registrant Stock withheld pursuant to Section 2.03(b)(ii)(B), and collectively consisting of an aggregate of 8,008,000 shares of the Registrant Stock) are hereinafter referred to collectively as the "Initial Stock Consideration."

Aggregate Cash Consideration Adjustment Mechanism. (a) As soon as practicable, but in no event more than sixty (60) days after the Initial Closing Date, the Seller shall cause Crochet & Borel Services to prepare and deliver to the Registrant a statement (the "Statement of Net Worth") setting forth the net worth of Crochet & Borel Services as of December 31, 2005, prepared from the Audited Financial Statements for the period ended December 31, 2005 (the "Determination Date Financial Statements") and in accordance with Schedule 2.04.

(b) The Registrant and its accountants and other representatives shall have the right to review and verify the Determination Date Financial Statements and the Statement of Net Worth, and the Seller shall provide the Registrant (i) with reasonable access to all books, records, work papers, written procedures, and reports used to prepare the Determination Date Financial Statements and the Statement of Net Worth, and (ii) personnel necessary to enable the Registrant and its accountants and other representatives to fully evaluate the Determination Date Financial Statements and the Statement of Net Worth.


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(c)  By way of clarification with regard to the Seller's preparation of the
Determination Date Financial Statements and the Statement of Net Worth, the Registrant agreed and accepted as binding with respect to the preparation of the Determination Date Financial Statements and the Statement of Net Worth the Seller's auditor's (being Jeff Davis, CPA) application of GAAP and related accounting principles in the balance sheets included in the Determination Date Financial Statements, and the Registrant agreed not to contest or otherwise propose any change to such application of GAAP and related accounting principles in connection with preparation of the Determination Date Financial Statements and the Statement of Net Worth, provided that such application of GAAP and related accounting principles is in accordance with Crochet & Borel Services' past practices, consistently applied.

(d) The Registrant shall have fifteen (15) days following the date of the Registrant's receipt of the Determination Date Financial Statements during which to notify the Seller of any dispute of any item contained therein, which notice shall set forth in detail the basis for such dispute. The Registrant and the Seller shall cooperate in good faith to resolve any such dispute as promptly as possible, and upon such resolution, the Statement of Net Worth shall be revised in accordance with the agreement of the Registrant and the Seller. In the event the Registrant does not notify the Seller of any such dispute within such fifteen (15)-day period or notifies the Seller within such period that it does not dispute any item contained therein, the Statement of Net Worth shall become the Final Statement of Net Worth.

In the event the Registrant and the Seller are unable to resolve any dispute regarding the Statement of Net Worth within fifteen (15) days following the Seller's receipt of notice of such dispute, such dispute shall be submitted to, and all issues having a bearing on the dispute shall be resolved by, the Houston, Texas office of a nationally recognized accounting firm that shall be mutually acceptable to the Seller and the Registrant, which shall include, without limitation, any "Big Four" accounting firm (the "Accounting Referee"). In resolving any such dispute, the Accounting Referee shall consider only those items or amounts in the Determination Date Financial Statements or Statement of Net Worth as to which the Registrant has disagreed. The Accounting Referee's determination of the Statement of Net Worth shall be final and binding on the Parties, and shall become the Final Statement of Net Worth. The Accounting Referee shall use commercially reasonable efforts to complete its work within
thirty (30) days following its engagement.   The expenses of the Accounting
Referee shall be borne 100% by the non-prevailing party as determined by the Accounting Referee. The Statement of Net Worth, as adjusted pursuant to Section
2.04 of the agreement, shall become the "Final Statement of Net Worth" and the date on which the Registrant delivers to the Seller the Final Statement of Net Worth shall be the "Final Determination Date."

  Make-Whole Adjustment. (a) The following terms have the meanings set forth in the agreement:

(i) "Make-Whole Date" means the date that is 30 days following the issuance of the Registrant's Form 10K for fiscal year 2007, provided that if such date falls on a non-business day, the Make-Whole Date shall be the preceding business day.

(ii) "Make Whole Deficit" means the value, if negative, of (A) the Target Stock Consideration Value, minus (B) the product of (1) 8,008,000 multiplied by
(2) the Market Price of the Registrant Stock during the 15 consecutive trading days prior to the Make-Whole Date.

(iii) "Market Price" means, with respect to any period, the weighted average sale price of the Registrant Stock during such period as determined by (i) the principal stock exchange, or the NASDAQ/NMS, as the case may be, on which shares of the Registrant Stock is then listed or admitted to trading, or (ii) if the Registrant Stock is not then listed or admitted to trading on any stock exchange or the NASDAQ/NMS, the average of the last reported closing bid and asked prices on each such day in the over the counter market, as furnished by the NASDAQ system or National Quotation Bureau, Inc., or (iii) if neither NASDAQ, or National Quotation Bureau, Inc. is at the time engaged in the business of reporting such prices, then as furnished by any similar firm then engaged in such business

(iv) "NASDAQ/NMS" means that National Association of Securities Dealers' Automated Quotation National Market System.

(v) "Target Stock Consideration Value" means the Target Per Share Stock Price multiplied by 8,008,000.

(b) In the event that the Market Price of the Registrant Stock during the fifteen consecutive trading days immediately prior to the Make-Whole Date is less than target per share stock price (the "Target Per Share Stock Price"), as determined in accordance with the provisions of Schedule 2.05(b), the Registrant shall, at the Registrant's option, either (x) issue to the Seller that number of additional shares of the Registrant Stock (the "Make-Whole Shares") equal to (1) the Make Whole Deficit, divided by the Market Price of the Registrant Stock on the Make-Whole Date, or (y) pay to the Seller an amount in cash equal to (1) the Target Stock Consideration Value, less (2) the Make Whole Deficit. Such issuance shall be completed or such cash payment shall be made no later than the third business day after the Make-Whole Date.

(c) Notwithstanding anything to the contrary set forth in the agreement, the Registrant's obligation to make any adjustment in accordance with Section 2.05 of the agreement, or to issue any Make-Whole Shares, shall terminate in the event that, at any time prior to the Make-Whole Date, (i) the Market Price of the Registrant Stock during any twenty (20) consecutive trading days exceeds $16.00 per share, or (ii) the actual sale price of the Registrant Stock in each transaction in which shares of the Registrant Stock are traded during any five
(5) consecutive trading days exceeds $16.50 per share, but in either case only if all of the Seller's Shares constituting the Initial Stock Consideration are fully registered.

Incentive Compensation. (a) In addition to the Base Purchase Price, the Seller shall, for each Performance Year (as defined on Schedule 2.06(a)(1) of the agreement), be entitled to earn incentive compensation based upon the financial performance of Crochet & Borel Services according to the formula set forth on
Schedule 2.06(a)(1). Upon determining the portion of the Bonus Pool Amount (as defined on Schedule 2.06(a)(1)) payable for each Employment Year, Seller shall notify the Registrant of the portion of such amount to be paid to each employee identified on Schedule 2.06(a)(2) (the "Incentive Employees") (to the extent that each such employee continues to be entitled to incentive compensation pursuant to the terms of his or her employment agreement with Crochet & Borel Services) or any other employee who becomes eligible for incentive compensation pursuant to the terms of his or her employment agreement with Crochet & Borel Services.

(b) Additionally, the Seller shall be entitled to earn additional equity compensation based upon the financial performance of acquired companies, determined in accordance with the provisions of Schedule 2.06(b).

The Registrant Stock Issued to the Seller. (a) No fractional shares of the Registrant Stock shall be issued to the Seller under the agreement, and the number of shares of the Registrant Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises pursuant to any calculation in Section 2.06 or elsewhere in the agreement, the Registrant shall eliminate such fractional share interest by paying the Seller the amount computed by multiplying the fractional interest by the price of a full share (with such price being the same price used to determine the shares then being issued).

(b) The Seller shall be granted registration rights, with respect to all shares of the Registrant Stock issued to the Seller under the agreement, as more specifically set forth in that certain Registration Rights Agreement (the "Registration Rights Agreement") in the form attached to the agreement as Exhibit B.

(c) Shares of the Registrant Stock, when issued and delivered to the Seller in accordance with the terms of the agreement, will be duly authorized, validly issued, fully-paid and non-assessable.

The stock certificates evidencing the shares of the Registrant Stock issued to Seller under the agreement will bear the following legend:

THIS SHARES OF STOCK EVIDENCED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS

Stock Holdback.  (a)  As partial security of the obligations of the Seller under
Section 10.01 of the agreement or otherwise arising under or relating to the agreement, the Registrant shall withhold a portion of the Second Closing Stock Consideration equal to 750,000 shares of the Registrant Stock (the "Stock Holdback"). On each of (i) the date that is nine (9) months following the Closing Date, and (ii) the date that is eighteen (18) months following the Closing Date, the Registrant shall issue to Seller 375,000 shares of the Registrant Stock (such amount being equal to one-half of the Stock Holdback) (each such issuance being a "Stock Holdback Issuance"), subject to the right of the Registrant to set-off against each Stock Holdback Issuance (each such set-off being a "Stock Holdback Issuance Set-Off") that number of shares of the Registrant Stock equal to the remainder of (A) the remainder of (1) the dollar value of any indemnification claims made by Seller pursuant to Section 10.01 as of the date of each Stock Holdback Issuance, less (2) an amount equal to (a) the number of Shares of the Registrant Stock unissued as a result of any previous Stock Holdback Issuance Set-Off, multiplied by (b) Second Closing Date Market Price, divided by (B) the Second Closing Date Market Price. The provisions of
Section 2.08 of the agreement providing for the Stock Holdback shall not impose any limitation on any liability of the Seller hereunder. The provisions of
Section 2.08 of the agreement providing for a Stock Holdback Issuance Set-Off shall not be exercised by the Registrant unless the Registrant is in material compliance with the provisions of Section 10.03 of the agreement with regard to the indemnification claim that is the basis for the Stock Holdback Issuance Set-Off (and without limiting the foregoing, the parties agree that the Registrant shall be deemed to be in compliance with Section 10.03 of the agreement unless the Seller is materially prejudiced by any failure to comply therewith by the Registrant), nor shall the provisions of Section 2.08 providing for a Stock Holdback Issuance Set-Off impose any limitation on any liability of the Seller under the agreement, but in no event shall those provisions result in a waiver or reduction of any limitation on the liability of the Seller expressly set for the in Article X of the agreement. Notwithstanding the foregoing, in no event shall the total value of the Shares retained by the Registrant pursuant to the Stock Holdback Issuance Set-Offs (based upon the value of those Shares on the respective dates of set-off) exceed the Registrant Cap and the Environmental Cap (each as defined in Section 10.05 of the agreement.

(b) In the event that a claim made by a third party shall be the basis for a Stock Holdback Issuance Set-Off by the Registrant, then, no later than three (3) business days after the Seller delivers to the Registrant a settlement, compromise or judgment that satisfies the requirements of Section 10.03(b) of the agreement, the Registrant shall issue to the Seller the number of Shares of the Registrant Stock subject to the Stock Holdback Issuance Set-Off relating to such third party indemnification claim.

(c) In the event that a claim on behalf of the Registrant against the Seller shall be the basis for a Stock Holdback Issuance Set-Off by the Registrant, then, no later than three (3) business days after the Seller pays to the Registrant all amounts required by Section 10.03(c) of the agreement upon the final determination of the Registrant's claim, the Registrant shall issue to the Seller the number of Shares of the Registrant Stock subject to the Stock Holdback Issuance Set-Off relating to the Registrant's claim.

(d) Notwithstanding the foregoing, if, at any time prior to issuance of all of the remaining shares representing the Stock Holdback (the "Remaining Shares"), the Seller requires a registration of the Registrant Stock pursuant to the terms of the Registration Rights Agreement and, in connection therewith, the Seller requests that the Remaining Shares be included in the applicable registration statement, upon the request of the Seller the Registrant shall use Commercially Reasonable Efforts to cause the Remaining Shares to be registered pursuant to the terms of the Registration Rights Agreement, provided that if the

Seller shall sell all or any portion of the Remaining Shares, the Seller shall deposit the net sales proceeds from such sale with the Registrant, and the Registrant shall thereafter hold, retain and distribute those proceeds in the same manner, at the same times and in the same amounts as the Registrant would have held, retained and distributed the shares representing the Stock Holdback.

Aged Accounts Receivable Adjustment. Not later than thirty (30) days following the one year anniversary of the Second Closing Date (the "Aged Receivables Adjustment Date"), the Registrant shall deliver to the Seller a schedule (the "Aged Receivables Schedule") identifying all accounts receivable included on the Interim Financial Statements that have not been collected as of the Aged Receivables Adjustment Date (such accounts receivable being "Aged Receivables"). On the Aged Receivables Adjustment Date, the Registrant shall transfer each such Aged Receivable to the Seller, and the number of shares remaining in the Stock Holdback shall be reduced by an amount equal to (a) the aggregate value of the Aged Receivables, divided by (b) the Second Closing Date Market Price. Upon the Registrant's transfer of the Aged Receivables to Seller, Seller shall be entitled to the proceeds of the collection of any Aged Receivables following the Aged Receivables Adjustment Date.

Non-Operating Expenses. The Seller shall cause Crochet & Borel Services to cause all non-operating expenses of Crochet & Borel Services to be paid in full prior to the Second Closing Date.

Borel Note. The Seller covenanted and agreed that, prior to the Second Closing Date, the Seller shall cause Crochet & Borel Services to fully pay and satisfy that certain Secured Promissory Note, dated December 16, 2005, by and between Crochet & Borel Services and Britt Borel (the "Borel Note"), and secure the release and termination of all agreements related thereto, including that certain Commercial Security Agreement, dated December 16, 2005, by Crochet & Borel Services in favor of Britt Borel and that certain Stock Pledge Agreement dated December 16, 2005 by the Seller in favor of Britt Borel. To facilitate the termination of the Borel Note, the Registrant consented to the Seller offering to transfer the Registrant Stock to be issued to the Seller pursuant to
Article II of the agreement to Britt Borel (or request that the Registrant issue such the Registrant Stock directly to Britt Borel) as partial payment of the Borel Note.

Use of Cash Consideration. The Seller covenanted and agreed that immediately following Seller's receipt of the Initial Closing Date Cash Consideration, the Seller shall assign the Seller Note to Texas State Bank in lieu of the TSB Deposit (as defined of the agreement). The Seller and the Registrant further covenanted that immediately upon the closing of the financing transactions contemplated by and among the Registrant, the Seller and AED Capital, the Seller shall deposit an amount equal to $15,000,000 into the cash collateral account maintained by Crochet & Borel Services with Texas State Bank pursuant to that certain Promissory Note dated May 5, 2006 between Texas State Bank and Crochet & Borel Services, Inc. and related Security Agreement (collectively, the "TSB Note") sufficient to ensure that Crochet & Borel Services is in full compliance with the terms of the TSB Note, including all covenants requiring the maintenance of funds in such cash collateral account.

Spin-Off Agreement. Prior to the Second Closing Date, the Registrant and the Seller shall use commercially reasonable efforts to negotiate and execute an agreement regarding the potential spin-off of Crochet & Borel Services from the Registrant with terms and conditions to be mutually agreed upon by the Registrant and the Seller, substantially in accordance with the provisions of
Schedule 6.15 of the agreement.

The Seller and the Registrant shall, promptly after the Initial Closing Date, prepare and file the notifications required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSRAct"). Prior to the
                                                     ------
Seller's and the Registrant's receipt of clearance or notice of early termination from the applicable Governmental Entity reviewing the Seller's and the Registrant's filings made under the HSR Act (the date of such clearance of early termination being the "Second Closing Date"), the Registrant shall not be
                             -------------------
entitled to, and shall not, exercise any decision making authority or participate in any way in the management of Crochet & Borel Services except as provided in Section 6.1 of the agreement.
            -----------

A copy of the Stock Purchase Agreement is attached to this Current Report as an exhibit.

ITEM  2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

  See Item 1.01, above.

ITEM 2.03. CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

  See Item 1.01, above.

ITEM  3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

  See Item 1.01, above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)     Pro forma financial information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
-----------                     -------------------------

   10.1 Stock Purchase Agreement made and entered into as of June 5, 2006, effective as of May 1, 2006, by and among Charys Holding Company, Inc., Crochet & Borel Services, Inc., and Troy Crochet.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 8, 2006.                  CHARYS HOLDING COMPANY, INC.


                                        By /s/  Billy V. Ray, Jr.
                                           ------------------------------------
                                           Billy V. Ray, Jr.,
                                           Chief Executive Officer